Exhibit 99.1

Groupon Announces CFO Transition
Jiri Ponrt appointed as CFO
CHICAGO--(BUSINESS WIRE)-- Groupon, Inc. (NASDAQ: GRPN), a leading destination for local services & experiences, today announced the appointment of Jiri Ponrt as Chief Financial Officer. Mr. Ponrt will succeed Damien Schmitz in that capacity and will become a member of the company’s Leadership Team. Mr. Ponrt intends to relocate to Chicago.

Jiri Ponrt is joining Groupon from Pale Fire Capital, prior to which he served as CFO at Alza.cz one of the largest e-commerce players in Central and Eastern Europe with an annual turnover of $2 billion. Before this he spent 15 years at Danone/Nutricia, where he gained extensive experience both in a variety of financial and commercial roles.

“Jiri is a highly regarded CFO with an impressive track record of partnering with business leaders to successfully utilize financial data to inform operational decision making and strategy,” said Dušan Šenkypl, Interim Chief Executive Officer of Groupon. “A key part of his role will be to significantly improve internal processes, controls and financial reporting. Beyond his financial credentials, Jiri has the necessary leadership and communication skills to translate detailed information into clear, concise and accessible messaging, a vital skill as we look to unlock Groupon’s full potential and super-charge our transformation. I am excited to welcome Jiri to the management team. I also want to take this opportunity to thank Damien for over 10 years of service and wish him all the best in his future endeavours.”

“I am delighted to be joining Dušan and the team as they continue on their journey to make Groupon the leading destination for local services & experiences,” said Mr. Ponrt. “Following our January restructuring announcement and significant reduction of our fixed cost structure, it is time to accelerate our transformation from this solid base. Our focus will continue to be on operational excellence, embedding financial rigor throughout the business, streamlining and simplifying internal processes and providing decision support to key functions. It’s a fantastic opportunity and I look forward to working with the wider team to successfully execute our growth strategy and deliver the company’s transformation program.”

About Jiri Ponrt
Jiri Ponrt is joining Groupon from Pale Fire Capital, Groupon’s largest shareholder that holds approximately 22% of shares outstanding. Pale Fire is an entrepreneurial investment firm with ~$1 billion in AUM and two established investment strategies in technology private equity and global macro hedge fund. Its private equity portfolio includes ~30 B2C and marketplace companies. Prior to Pare Fire Capital, Jiri served as CFO at Alza.cz, one of the biggest e-commerce players in CEE with an annual turnover of $2 billion. In conjunction with his appointment as Groupon CFO, Jiri will be stepping down from day-to-day responsibilities at Pale Fire Capital.

About Groupon
Groupon (www.groupon.com) (NASDAQ: GRPN) is a trusted local marketplace where consumers go to buy services and experiences that make life more interesting and deliver boundless value. To find out more about Groupon, please visit https://investor.groupon.com/

Forward Looking Statements
The statements contained in this release that refer to plans and expectations for the next quarter, the full year or the future are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our future results of operations and financial position, business strategy and plans and our objectives for future operations and future liquidity. The words "may," "will," "should," "could," "expect," "anticipate," "believe," "estimate," "intend," "continue" and other similar expressions are intended to identify forward-looking statements. We have based these forward looking statements largely on current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Such risks and uncertainties include, but are not limited to, our ability to execute, and achieve the expected benefits of our go-forward strategy; execution of our business and marketing strategies; volatility in our operating results; challenges arising from our international operations, including fluctuations in currency exchange rates, legal and regulatory developments in the jurisdictions in which we operate and geopolitical instability resulting from the conflict in Ukraine; global economic uncertainty, including as a result of inflationary pressures, ongoing impacts from the COVID-19 pandemic and labor and supply chain challenges; retaining and adding high quality merchants and third-party business partners; retaining existing customers and adding new customers; competing successfully in our industry; providing a strong mobile experience for our customers; managing refund risks; retaining and attracting members of our executive and management teams and other qualified employees and personnel; customer and merchant fraud; payment-related risks; our reliance on email, internet search engines and mobile application marketplaces to drive traffic to our marketplace; cybersecurity breaches; maintaining and improving our information technology infrastructure; reliance on cloud-based computing platforms; completing and realizing the anticipated benefits from acquisitions, dispositions, joint ventures and strategic investments; lack of control over minority investments; managing inventory and order fulfillment risks; claims related to product and service offerings; protecting our intellectual property; maintaining a strong brand; the impact of future and pending litigation; compliance with domestic and foreign laws and regulations, including the CARD Act, GDPR, CPRA, other privacy-related laws and regulation of the Internet and e-commerce; classification of our independent contractors, agency workers or employees; our ability to remediate our material weakness over internal control over financial reporting; risks relating to information or content published or made available on our websites or service offerings we make available; exposure to greater than anticipated tax liabilities; adoption of tax laws; our ability to use our tax attributes; impacts if we become subject to the Bank Secrecy Act or other anti-money laundering or money transmission laws or regulations; our ability to raise capital if necessary; our ability to continue as a going concern; risks related to our access to capital and outstanding indebtedness, including our convertible senior notes; our common stock, including volatility in our stock price; our ability to realize the anticipated benefits from the capped call transactions relating to our convertible senior notes; difficulties, delays or our inability to successfully complete all or part of the announced restructuring actions or to realize the operating efficiencies and other benefits of such restructuring actions; higher than anticipated restructuring charges or changes in the timing of such restructuring charges; and those risks and other factors discussed in Part I, Item 1A. "Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2022, and our other filings with the Securities and Exchange Commission (the "SEC"), copies of which may be obtained by visiting the company's Investor Relations web site at investor.groupon.com or the SEC's web site at www.sec.gov. Groupon's actual results could differ materially from those predicted or implied and reported results should not be considered an indication of future performance.

You should not rely upon forward-looking statements as predictions of future events. Although Groupon believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither Groupon nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. The forward-looking statements reflect our expectations as of the date of this release. We undertake no obligation to update publicly any forward looking statements for any reason after the date of this release to conform these statements to actual results or to changes in our expectations.

Contacts
Investor Relations Contact:
Megan Petrous
ir@groupon.com
Media Relations Contact:
Emma Coleman
Alia Lewis
press@groupon.com